UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 2, 2005

INLAND REAL ESTATE CORPORATION
 (Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-32185 (Commission File Number)	36-3953261 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

Inland Real Estate Corporation (the “Company”) intends to distribute copies of certain printed materials (the “Materials”) to analysts, institutional investors and other persons in connection with presentations to be made, or meetings to be held, by the Company at the National Association of Real Estate Investment Trusts (“NAREIT”) Institutional Investor Forum in New York City from June 8, 2005 through June 10, 2005.  A copy of these Materials previously was furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K, dated as of May 23, 2005, and is incorporated herein solely for purposes of this Item 7.01 disclosure.

The Materials contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company intends that these forward-looking statements be subject to the safe harbors created thereby.  These forward-looking statements are not historical facts, but rather are predictions and generally can be identified by use of statements that include phrases such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “foresee,” “looking ahead,” “is confident,” “should be,” “will,” “predicted,” “likely” or other words or phrases of similar import.  Similarly, statements that describe or contain information related to matters such as the Company’s intent, belief or expectation with respect to its financial performance, investment strategy and portfolio, cash flows, growth prospects and distribution rates and amounts are forward-looking statements.  These forward-looking statements often reflect a number of assumptions and involve known and unknown risks, uncertainties and other factors that could cause the Company’s actual results to differ materially from those currently anticipated in these forward-looking statements.  In light of these risks and uncertainties, the forward-looking events might or might not occur, which may affect the accuracy of forward-looking statements and cause the actual results of the Company to be materially different from any future results expressed or implied by such forward-looking statements.  Certain factors that could cause actual results to differ materially from these forward-looking statements are listed from time to time in the Company’s Securities and Exchange Commission reports, including, but not limited to, the annual report on Form 10-K for the fiscal year ended December 31, 2004.  The Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

The information in this Item 7.01 disclosure, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that Section.  In addition, the information in this Item 7.01 disclosure, including Exhibit 99.1, shall not be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.  Other Events.

            On June 2, 2005, the Company issued a press release announcing that it will be making a presentation at the NAREIT Institutional Investor Forum.  The Company currently is scheduled to present on Wednesday, June 8 at 11:00 a.m. eastern time.  The presentation also will be available via live webcast on the Company’s website, http://www.inlandrealestate.com, in the Investor Relations section.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated in its entirety in this Item 8.01 disclosure by reference.

            On June 3, 2005, the Company issued a press release announcing that, in response to a previously published third party report, the Company has not reviewed Ramco Gershenson Property Trust (NYSE: RPT) or the assets owned by Ramco Gershenson.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.3 and is incorporated in its entirety in this Item 8.01 disclosure by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: N/A

(b)	Pro Forma Financial Information: N/A

(c)	Exhibits:

Exhibit No.	Description

99.2	Press release of Inland Real Estate Corporation, dated June 2, 2005
99.3	Press release of Inland Real Estate Corporation, dated June 3, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE CORPORATION

By:	/s/ Mark E. Zalatoris
Name:	Mark E. Zalatoris
Title:	Executive Vice President, Chief Operating Officer and Treasurer

Date:  June 6, 2005

exhibit index

Exhibit No.                   Description

Presentation Materials of Inland Real Estate Corporation, dated May 2005 (incorporated by reference to the Registrant’s Current Report on Form 8-K dated May 23, 2005, as filed by the Registrant with the Securities and Exchange Commission on May 23, 2005 (file number 001-32185))

Press Release of Inland Real Estate Corporation, dated June 2, 2005 (filed herewith)

Press Release of Inland Real Estate Corporation, dated June 3, 2005 (filed herewith)